SUMMARY PROSPECTUS

April 30, 2026

MFS® New Discovery Value Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at insurancefunds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated April 30, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Initial Class	Service Class
Management Fee	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.21%	1.46%
Fee Reductions and/or Expense Reimbursements[1]	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.88%	1.13%

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2027. MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.88% of the class' average daily net assets annually for Initial Class shares and 1.13% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2027.

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MFS New Discovery Value Portfolio

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$90	$351	$633	$1,437
Service Class Shares	$115	$429	$766	$1,718

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

Effective June 10, 2026, the following paragraph is added as the first paragraph of this sub-section:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in value companies. Value companies are companies that MFS believes are undervalued compared to their perceived worth in the marketplace. MFS considers a number of factors when determining whether a company is undervalued, including whether (i) the issuer is included in an index which is representative of value companies; (ii) the issuer is classified as a value company by an independent third party financial data provider and/or (iii) the issuer exhibits the characteristics of a value company, considering metrics such as such as price-to-book ratio, price-to-earnings ratio, and dividend yield relative to the applicable equity market and/or sector of the applicable equity market. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, depositary receipts, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

Effective June 10, 2026, the following sentence is deleted in its entirety:

MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

While MFS may invest the fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with small capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

Effective June 10, 2026, the following sentence is added as the last paragraph of this sub-section:

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Small Cap Risk: The stocks of small cap companies can be more volatile and their shares can be less liquid than those of larger companies.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to countries with developing economies or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

REITs Risk: The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate

MFS New Discovery Value Portfolio

industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed. Furthermore, investments in particular industries, sectors, countries, or regions may be more volatile than the broader market as a whole.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund's performance over time compares with that of (i) a broad measure of market performance and (ii) the performance of an additional index that the adviser believes more closely reflects the market segments in which the fund invests.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.

Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2026, was 1.49%. During the period(s) shown in the bar chart, the highest quarterly return was 31.09% (for the calendar quarter ended December 31, 2020) and the lowest quarterly return was (34.08)% (for the calendar quarter ended March 31, 2020).

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2025)

	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	3.08%	8.48%	10.58%
Service Class Shares	2.88%	8.22%	10.30%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 2000® Value Index	12.59%	8.88%	9.27%

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Richard Offen	2019	Investment Officer of MFS

Purchase and Sale of Fund Shares

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Effective at the close of business on August 14, 2019 (the Closing Date), the fund is closed to new investors subject to certain exceptions. Shares of the fund may continue to be purchased by the following eligible investors:

• Purchases by insurance company separate accounts on behalf of variable annuity contracts and variable life insurance policies that offered the fund as an investment option on the Closing Date;

• Purchases by qualified pension or retirement plans if the fund was offered or officially selected as an investment

MFS New Discovery Value Portfolio

option by such plan (or any predecessor plan or other plan sponsored by the same employer) as of the Closing Date;

• Purchases by fund-of-funds if the fund-of-funds was invested in the fund as of the Closing Date; and

• Investors approved by the fund, the fund's investment adviser, and the fund's distributor.

In addition, dividends and capital gains distributions that are automatically reinvested in fund shares will continue to be reinvested.

The fund reserves the right to make additional exceptions, modify or limit the above exceptions, or re-open the fund at any time without prior notice.

Insurance companies and other eligible investors are responsible for enforcing these restrictions with respect to their contract holders and/or investors. MFS' ability to monitor insurance companies' and other eligible investors' enforcement of these restrictions is limited by operational systems, the cooperation of insurance companies and other eligible investors, and a lack of information with respect to the underlying contract holder or investor accounts.

Taxes

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

Payments to Financial Intermediaries

The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's website, for more information.